M Fund, Inc.
Supplement dated January 5, 2011, to the
Prospectus dated April 30, 2010

For the period October 1, 2010 through March 30, 2011, M Financial Investment Advisers, Inc. (the “Adviser”) has agreed to waive a portion of the advisory fee payable for the M International Equity Fund so that the advisory fee rate payable is 0.65% of the average daily net assets of the Fund.  The Adviser will continue to retain 0.15% of the advisory fee and pay the balance of the fee to the sub-adviser.  Brandes Investment Partners, L.P. (“Brandes”) has also agreed to waive a portion of its sub-advisory fees with regard to the M International Equity Fund so that the sub-advisory fee rate payable is 0.50% of the average daily net assets of the Fund.  The Adviser and Brandes intend to amend the advisory and sub-advisory agreements with the M International Equity Fund to permanently memorialize the fee reductions and intend to submit the amendments to the Board of Directors for consideration at its March 2011 Board Meeting.

M Fund, Inc.
Supplement dated January 5, 2011, to the
Statement of Additional Information dated April 30, 2010

For the period October 1, 2010 through March 30, 2011, M Financial Investment Advisers, Inc. (the “Adviser”) has agreed to waive a portion of the advisory fee payable for the M International Equity Fund so that the advisory fee rate payable is 0.65% of the average daily net assets of the Fund.  The Adviser will continue to retain 0.15% of the advisory fee and pay the balance of the fee to the sub-adviser.  Brandes Investment Partners, L.P. (“Brandes”) has also agreed to waive a portion of its sub-advisory fees with regard to the M International Equity Fund so that the sub-advisory fee rate payable is 0.50% of the average daily net assets of the Fund.  The Adviser and Brandes intend to amend the advisory and sub-advisory agreements with the M International Equity Fund to permanently memorialize the fee reductions and intend to submit the amendments to the Board of Directors for consideration at its March 2011 Board Meeting.

The table within the section “Investment Advisory and Other Services – Investment Advisory Agreement” on page 27 of the Statement of Additional Information, with regard to the M International Equity Fund, is revised as follows:

Fund	Advisory Fee*
M International Equity Fund	1.10% of first $10 million 0.95% of next $10 million 0.75% of next $30 million 0.65% on amounts above $50 million

* For the period October 1, 2010 through March 30, 2011, the Adviser has agreed to waive a portion of the advisory fee for the Fund so that the advisory fee payable by the Fund is 0.65%.

The table within the section “Investment Advisory and Other Services – Sub-Advisory Fees” on page 33 of the Statement of Additional Information, with regard to the M International Equity Fund, is revised as follows:

Fund	Sub-Advisory Fee*
M International Equity Fund	0.95% on the first $10 million 0.80% on the next $10 million 0.60% on the next $30 million 0.50% on amounts over $50 million

* For the period October 1, 2010 through March 30, 2011, Brandes has agreed to waive a portion of its sub-advisory fee for the Fund so that the sub-advisory fee payable by the Fund is 0.50%.